Exhibit 10.26

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 23, 2019 and is entered into by and among PLAYTIKA HOLDING CORP., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto constituting the Required Lenders (as defined in the Credit Agreement), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (together with its successors and assigns, the “Agent”).

W I T N E S S E T H

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of August 20, 2019 (the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Agent;

WHEREAS, Section 5.04(b) of the Credit Agreement requires the Borrower to furnish to the Agent, within 120 days following the end of the fiscal quarter ending June 30, 2019, a quarterly consolidated balance sheet and related statements of operations and cash flows as set forth under Section 5.04(b); and

WHEREAS, in accordance with Section 9.08 of the Credit Agreement the parties hereto desire to amend Section 5.04(b) of the Credit Agreement to extend the deadline for the delivery of such quarterly consolidated balance sheet and related statements of operations and cash flows as required under Section 5.04(b).

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Defined Terms and Other Definitional Provisions. Initially capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.    Amendments to the Credit Agreement. Section 5.04(b) of the Credit Agreement is hereby amended by replacing the reference to “(or, in the case of the fiscal quarter ending June 30, 2019, within 120 days following the end of such fiscal quarter)” with “(or, in the case of the fiscal quarter ending June 30, 2019, no later than November 11, 2019)”.

3.    No Default. On the date hereof (both before and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing.

4.    Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations

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and warranties were set forth in this Amendment in full, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

5.    No Further Amendments. Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and the Lenders and the Administrative Agent hereby require strict compliance with the terms and conditions of the Credit Agreement and the other Loan Documents in the future.

6.    Incorporation By Reference. Each of Sections 9.04, 9.08, 9.11, 9.12, 9.14 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. Any reference to the Credit Agreement contained in any Loan Document or any other document or instrument executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

7.    Loan Document. This Amendment shall constitute a “Loan Document” for all purposes under and pursuant to the Credit Agreement and the other Loan Documents. All Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

8.    Required Lenders’ Consent. The Lenders party hereto constituting the Required Lenders hereby consent to the amendments set forth in this Amendment.

9.    Governing Law. This Amendment and any claims, controversy, dispute or causes of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to any principle of conflicts of law that could require the application of any other law.

10.    Counterparts. This Amendment may be executed in counterparts (whether by hand, electronically or other means) each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signatures follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

PLAYTIKA HOLDING CORP., as Borrower

By:	/s/ Craig Abrahams
Name:	Craig Abrahams
Title:	President and CEO

[Signature Page to First Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to First Amendment to Credit Agreement]